UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2016

UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-12690	22-1890929
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 5, 2016, UMH Properties, Inc. will make a presentation to the Philadelphia Securities Association at the Union League of Philadelphia located in Philadelphia, PA, at 11:30 a.m. Eastern Time. The presentation, including the Opening Remarks of the Chairman of the Board of Directors of UMH Properties, Inc., will be available on the homepage of the Company’s website at www.umh.reit.

In accordance with General Instruction B.2. of Form 8-K, the information included in item 7.01 of this Current Report on Form 8-K, including exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section; nor shall the information in this Current Report be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. We disclaim any intention or obligation to update or revise this information.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Opening Remarks of the Chairman of the Board of Directors of UMH Properties, Inc.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date: October 4, 2016	By:	/s/ Anna T. Chew
	Name:	Anna T. Chew
Vice President and Chief Financial Officer

3